Exhibit 99.1

PRESS RELEASE

GCT Semiconductor Becomes a Publicly Traded Company After Completing Business Combination with Concord Acquisition Corp III, Will Commence Trading on NYSE Under Ticker Symbol “GCTS”

•	Transaction values GCT at a pro forma enterprise value of approximately $461 million at closing

•	Pro forma valuation of GCT of up to approximately $667 million, which includes up to 20.6 million performance-based earnout shares

•	Transaction provided GCT approximately $50 million of gross proceeds to finalize development of a full-band 5G chipset portfolio as well as for expansion into new markets

•	Approximately $49 million has been funded via fully committed PIPE and convertible note financing from both existing and new investors of GCT

•	All GCT existing stockholders retained their equity holdings through GCT’s transition into the publicly listed company and substantially all outstanding convertible notes will convert into common stock at closing

SAN JOSE and NEW YORK, March 26, 2024 – GCT Semiconductor, Inc. (“GCT Semiconductor” or “GCT”), a leading fabless designer and supplier of advanced LTE, IoT and 5G semiconductor solutions, is pleased to announce the completion of its business combination, previously announced on November 3, 2023 with Concord Acquisition Corp III (NYSE: CNDB) (“Concord”) today. Concord’s sponsor is affiliated with Atlas Merchant Capital LLC, an investment firm that offers debt and equity investment strategies, seeking long-term value through differentiated expertise in financial services and credit markets. Commencing at the opening of trading on March 27, 2024, GCT common shares and warrants to purchase common shares will be listed on the NYSE under the ticker symbols “GCTS” and “GCTSW,” respectively. The transaction values GCT at an enterprise value of approximately $461 million, with a total pro forma enterprise value of $667 million, which includes 20.6 million performance-based earnout shares. The transaction has provided the combined company with approximately $50 million of gross proceeds to fuel its continued growth.

“Today is a momentous day for our company, our employees and our stockholders, as we begin our journey as a publicly-traded company,” said John Schlaefer, Chief Executive Officer of GCT. “The public listing catalyzes our product development and commercialization and the gross proceeds raised through the transaction will position us to benefit from the global market transition from 4G to 5G. I couldn’t be more excited for what’s to come for GCT.”

“I would like to thank the entire teams at GCT and Concord for their support and cooperation in making this significant milestone possible,” said Dr. Kyeongho Lee, Chairman of the Board and Co-Founder of GCT. “The upcoming debut on NYSE reflects and honors the hard work over the years and marks a new stage in GCT’s mission to innovate and develop leading wireless solutions for the semiconductor industry.”

“We are thrilled to close our business combination with GCT. The prospects for GCT’s technology coupled with the roster of long-standing customers are exceptional,” said Jeff Tuder, Chief Executive Officer of Concord. “We are excited about the opportunity to continue to partner with GCT as the company now enters its next phase of growth as a public company.”

PRESS RELEASE

Advisors

TD Cowen is acting as exclusive financial advisor and lead capital markets advisor to Concord, and Cohen & Company Capital Markets, a division of JVB Financial, LLC, is acting as a capital markets advisor to Concord. B. Riley Securities, Inc. is acting as the exclusive financial advisor to GCT. Greenberg Traurig, LLP is acting as legal advisor to Concord. Morgan, Lewis & Bockius LLP is serving as legal advisor to GCT. DLA Piper LLP (US) is acting as legal advisor to TD Cowen and B. Riley Securities, Inc.

About GCT Semiconductor

GCT Semiconductor is a leading fabless designer and supplier of advanced 5G and 4G LTE semiconductor solutions. GCT’s market-proven solutions have enabled fast and reliable 4G LTE connectivity to numerous commercial devices such as CPEs, mobile hotspots, routers, M2M applications, smartphones, etc., for the world’s top wireless carriers. GCT’s system-on-chip solutions integrate radio frequency, baseband modem and digital signal processing functions, therefore offering complete 4G and 5G platform solutions with small form factors, low power consumption, high performance, high reliability, and cost-effectiveness. For more information, visit www.gctsemi.com.

About Concord Acquisition Corp III

Prior to the closing of the business combination, Concord Acquisition Corp III was a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the financial services or financial technology industries. It was sponsored by Concord Sponsor Group III LLC, an entity affiliated with Atlas Merchant Capital LLC, an investment firm that offers debt and equity investment strategies, seeking long-term value through differentiated expertise in financial services and credit markets.

Concord raised $345 million in its initial public offering in November 2021 and was listed on the NYSE under the symbol “CNDB”. For more information visit:

Cndb.concordacquisitioncorp.com

PRESS RELEASE

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, GCT’s expectations with respect to the business combination between Concord and GCT, including statements regarding the anticipated benefits of the transaction, the enterprise valuation of GCT, market opportunities for GCT’s products and technology, GCT’s projected future results and anticipated industry trends, including the 4G and 5G markets. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GCT’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: the effect of the transaction on GCT’s business relationships, performance, and business generally; the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees; costs related to the business combination; the outcome of any legal proceedings that may be instituted against GCT or Concord following the announcement of the proposed business combination, the inability to maintain the listing of the combined company on NYSE; the ability to implement business plans, forecasts, and other expectations, including the growth of 5G market; the risk of economic downturns that affects GCT’s business operation and financial performance; the risk that GCT may not be able to develop and design its products acceptable to its customers; actual or potential conflicts of interest of the Company’s management with its public stockholders; and other risks and uncertainties indicated from time to time in the registration statement on Form S-4, including the proxy statement/prospectus contained therein, filed by Concord relating to the business combination, including those under the “Risk Factors” section therein. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

•	Investor relations website: investors.gctsemi.com
•	Investor relations contact: Gateway Group, Matt Glover & Ralf Esper, GCT@gateway-grp.com
•	Media contact: Sophie Heerinckx, sheerinckx@gctsemi.com